EXHIBIT 23.1

                               CONSENT OF COUNSEL

      We hereby consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.



                                                  /S/ ROBINSON & COLE LLP
                                                  ------------------------------
                                                  ROBINSON & COLE LLP

September 13, 2005
New York, New York